UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2010

DUKE ENERGY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-32853	20-2777218
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

526 South Church Street, Charlotte, North Carolina  28202

(Address of Principal Executive Offices, including Zip code)

(704) 594-6200

(Registrant’s telephone number, including area code)

DUKE ENERGY OHIO, INC.

(Exact Name of Registrant as Specified in its Charter)

Ohio	1-232	31-0240030
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

139 East Fourth Street, Cincinnati, Ohio 45202

(Address of Principal Executive Offices, including Zip code)

(704) 594-6200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 7.01.  Regulation FD Disclosure.

On November 15, 2010, Duke Energy Ohio, Inc. (“DE Ohio”) filed an application with the Public Utilities Commission of Ohio for approval of a market rate offer (“MRO”) to be effective January 1, 2012.  Under the MRO, DE Ohio would remain the distribution company to its customers.  Customer rates would be based upon market prices determined through a competitive bidding process or auction after a transition period from DE Ohio’s current Electric Security Plan.

A summary providing additional detail on the MRO filing is attached as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Summary of Duke Energy Ohio Market Rate Offer (MRO) Filing.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE ENERGY CORPORATION

Date: November 15, 2010	By:	/s/ Marc E. Manly
	Name:	Marc E. Manly
	Title:	Group Executive, Chief Legal Officer and Corporate Secretary

DUKE ENERGY OHIO, INC.

Date: November 15, 2010	By:	/s/ Marc E. Manly
	Name:	Marc E. Manly
	Title:	Group Executive and Chief Legal Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Summary of Duke Energy Ohio Market Rate Offer (MRO) Filing.